SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549



                                  -----------



                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                      Pioneer Tax Advantaged Balanced Trust
             (Exact Name of Registrant as Specified in Its Charter)


                Delaware                                 51-0492660
-------------------------------------         ---------------------------------
(State of Incorporation or Organization) (I.R.S. Employer Identification Number)

   60 State Street, Boston, MA                             02109
-------------------------------------      -------------------------------------
(Address of Principal Executive Offices)                 (Zip Code)

   If this form relates to the                If this form relates to the
   registration of a class of securities      registration of a class of
   pursuant to Section 12(b) of the           securities
   Exchange Act and is effective              pursuant to Section 12(g) of the
   pursuant to General Instruction            Exchange Act and is effective
   A. (c), please check the following         pursuant to General Instruction
   box. [X]                                   A (d), please check the following
                                              box.  [  ]


Securities Act registration statement file number to which this form  relates:
File No. 333-109797


Securities to be registered pursuant to Section 12(b) of the Act:


  Title of Each Class                      Name of Each Exchange on Which
  to be so Registered                      Each Class is to be Registered
  -------------------                      -----------------------------------
  Common Shares of Beneficial Interest,    New York Stock Exchange, Inc.
  No Par Value

Securities to be registered pursuant to Section 12(g) of the Act:  None.

                            Total Number of Pages 3

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT


Item 1.        Description of Registrant's Securities to be Registered.

     The description of the Registrant's common shares to be registered is incorporated by reference to the description under the heading "Description of Shares" in the Registrant's Preliminary Prospectus dated December 23, 2003, which forms part of Pre-Effective Amendment No. 2 to the Registrant's
Registration Statement on Form N-2 (File No. 333-109797; 811-21448) as electronically filed with the Securities and Exchange Commission on December 23, 2003 (Accession No. 0001267150-03-000019), which is incorporated herein by reference.

Item 2.        Exhibits.

     Pursuant to the instructions as to Exhibits, no exhibits are filed herewith or incorporated by reference.

                                SIGNATURE


     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.





Date:  January 12, 2004            Pioneer Tax Advantaged Balanced Trust
                                -----------------------------------------------
                                               (Registrant)


                          By:      /s/ Christopher J. Kelley
                                -----------------------------------------------
                                   (Signature)

                                   Christopher J. Kelley
                                -----------------------------------------------
                                   (Name)

                          Its:     Assistant Secretary
                                -----------------------------------------------


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